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                                      UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                        FORM 8-K

                                      CURRENT REPORT

                             Pursuant to section 13 or 15(d) of
                             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 1998 (March 6, 1998)

                                   UTILICORP UNITED INC.
                                   ---------------------
                    (Exact name of registrant as specified in charter)

  Delaware                           1-3562                   44-0541877
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                               No.)

20 West Ninth Street, Kansas City, Missouri                  64105
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code            (816) 421-6600

(Former name or former address, if changed since last report)  Not applicable


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ITEM 5.  OTHER EVENTS.

         On March 6, 1998, UtiliCorp United Inc., (UCU) announced in a press release that the Public Service Commission of Missouri made a decision to reduce the annual electric rates of Missouri Public Service (a division of UtiliCorp) by $16.9 million, excluding certain depreciation adjustments. Although the Company is still reviewing the EBIT impact of the order, the current estimates are approximately $18 million in 1998 and $23 million in 1999 and beyond.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.  UtiliCorp United Inc., Press Release dated March 6, 1998.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UtiliCorp United Inc.

By:  /s/ James S. Brook
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James S. Brook
Vice President & Controller

Date: March 16, 1998